UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
  (Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 30, 2021

American Healthcare REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55775	47-2887436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                            Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

INFORMATION TO BE INCLUDED IN THE REPORT

We previously filed a Current Report on Form 8-K, or the Form 8-K, on October 1, 2021, reporting our merger with Griffin-American Healthcare REIT III, Inc., or GAHR III, as described in such Form 8-K. We are filing this Current Report on Form 8-K/A, Amendment 1, to provide the financial information required under Item 9.01 of the Form 8-K.

On October 1, 2021, we consummated the mergers contemplated by that certain Agreement and Plan of Merger dated June 23, 2021, or the Merger Agreement, by and among our company (formerly known as Griffin-American Healthcare REIT IV, Inc.), a Maryland corporation, Griffin-American Healthcare REIT IV Holdings, LP, a Delaware limited partnership, or GAHR IV Operating Partnership, Continental Merger Sub, LLC, a Maryland limited liability company and our wholly owned subsidiary, GAHR III, a Maryland corporation, and American Healthcare REIT Holdings, LP (formerly known as Griffin-American Healthcare REIT III Holdings, LP), a Delaware limited partnership, or the Surviving Partnership. As part of the mergers that were consummated pursuant to the Merger Agreement, GAHR IV Operating Partnership merged with and into the Surviving Partnership, with the Surviving Partnership being the surviving entity and being renamed American Healthcare REIT Holdings, LP.

The foregoing referenced summary of the Merger Agreement is qualified in its entirety by the agreement filed as Exhibit 2.1 to our Current Report on Form 8-K filed on June 24, 2021.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of GAHR III as of December 31, 2020 and 2019 and for the years ended December 31, 2020, 2019 and 2018 are incorporated herein by reference to GAHR III’s Annual Report on Form 10-K filed by GAHR III with the Securities and Exchange Commission, or SEC, on March 25, 2021 (SEC File No. 000-55434).

The unaudited consolidated financial statements of GAHR III as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020 are incorporated herein by reference to GAHR III’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed by GAHR III with the SEC on August 16, 2021 (SEC File No. 000-55434).

(b) Pro forma financial information.

Our unaudited pro forma condensed consolidated financial statements as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020, after giving effect to the mergers referenced above, are filed herewith as Exhibit 99.1.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche, LLP, independent registered accounting firm
99.1	Unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Healthcare REIT, Inc.
November 2, 2021
By: /s/ Danny Prosky
Name: Danny Prosky
Title: Chief Executive Officer and President